FIRST AMENDMENT dated as of September 30, 2005 to the EMPLOYMENT AGREEMENT dated as of December 1, 2001 (the "Employment Agreement") by and between CALL COMPLIANCE, INC., a New York corporation (hereinafter "Call Compliance"), with its principal place of business at 90 Pratt Oval, Glen Cove, New York, 11542 and BARRY M. BROOKSTEIN (hereinafter the "Employee"), residing at 5 White Hill Road, Cold Spring Harbor, NY 11724. All defined terms used herein and otherwise not defined herein shall be used as defined in the Employment Agreement.

WITNESSETH:

WHEREAS, Call Compliance and the Employee entered into the Employment Agreement providing for the employment of the Employee, by Call Compliance and each of the Affiliates, and

WHEREAS, the parties hereto desire to modify certain terms and conditions of the Employment Agreement and to extend the term thereof, all as hereinafter more fully provided,

NOW, THEREFORE, in consideration of the mutual premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Paragraph (1)(a) of the Employment Agreement is hereby amended by extending the Term for an additional five-year period, terminating on December 1,

2011.

NY462277.2 20818910001 01t26/2006 ar

shall be changed to:
5 White Hill Road Cold Spring Harbor, NY 11724

As hereby amended, all the terms and conditions of the Employment Agreement shall continue in full force and effect.

iN WITNESS WHEREOF, the parties hereto have executed this First Amendment

Agreement as of the day and year first above written.

CALL COM~~~NQ~NC. By: ______
~zi'Garfinkel
Title:	/ ' resident

2. In Section 9 of the Employment Agreement, Executive's address

NY462277.2 20818910001 01t26f2006 ar

2

2.	In Section 9 of the Employment Agreement, Executive's address

The following entities agree to guarantee the obligations of Call Compliance

Name:7~i

COMPLIANCE SYSTEMS CORPORATION

CALL COMPLIANCE.COM, INC.

Title: President

CALL CENTER TOOLS, INC. (Formerly, "AMS NETWORK INC.")

Nam7'an Garfinkel

TitW: President JASMIN COMMUNICATIONS, INC. Name: e Garfmkel T~ e: President

2

GUARANTORS
NY462277.2 20818910001 01/26/2006 ar

3

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3

GUARANTORS

FIRST AMENDMENT dated as of September 30, 2005 to the EMPLOYMENT AGREEMENT dated as of December 1, 2001 (the "Employment Agreement") by and between CALL COMPLIANCE, INC., a New York corporation (hereinafter "Call Compliance"), with its principal place of business at 90 Pratt Oval, Glen Cove, New York, 11542 and DEAN GARF1NKEL (hereinafter the "Employee"), residing at 35 Quincy Avenue, Bayville, NY 11709. All defined terms used herein and otherwise not defined herein shall be used as defined in the Employment Agreement.

WITNES SETH:

WHEREAS, Call Compliance and the Employee entered into the Employment Agreement providing for the employment of the Employee, by Call Compliance and each of the Affiliates, and

WHEREAS, the parties hereto desire to modify certain terms and conditions of the Employment Agreement and to extend the term thereof, all as hereinafter more fully provided.

NOW, THEREFORE, in consideration of the mutual premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Employment Agreement is hereby deleted in its entirety and the following two paragraphs shall be substituted in its place:

4

GUARANTORS

NY462080.3 20818910001

01/26/2006 ar

4

GUARANTORS
1.	EMPLOYMENT. a. Call Compliance agrees to employ Employee and Employee agrees to serve the Company during the period beginning with the date of this Agreement and ending

December 1, 2011 (the "Employment Period" or "Term").

b. Employee shall serve as Chairman of the Board of Call

Compliance and each Affiliate and shall serve in such other capacities and offices in the Company as the Board of Directors or senior management may reasonably request given Employee's skills and abilities. Commencing as of July 1, 2005, Employee shall additionally serve as President of Call Compliance and each Affiliate.

2. Paragraph 2 of the Employment Agreement is hereby deleted in its entirety and the following paragraph 2 shall be substituted in its place:

"2. Devotion of Time.

     During the Employment Period, Employee shall expend a substantial portion of his working time, as is required, for the Company, shall devote his best efforts, energy and skill to the services of the Company and the promotion of its interest, and shall not take part in any activities for a Competitor (as hereinafter defmed) or otherwise detrimental to the best interests of the Company."

4

GUARANTORS

3. In Section 9 of the Employment Agreement, Executive's address shall be changed to:

35 Quincy Avenue
Bayville, NY 11709

NY462080.3 20818910001 01/26/2006 ar

GUARANTORS

As hereby amended, all the terms and conditions of the Employment

Agreement shall continue in full force and effect.

iN WITNESS WHEREOF, the

parties hereto have executed this First
M. Brookstein Chief
Amendment Agreement as of the day and year	Financial Officer

first above written.

2

GUARANTORS
NY4620803 208 18910001

3

3

GUARANTORS

COMPLIANCE SYSTEMS CORPORATION

By: I4~L6LO

Name: B--ry M. Brookstein
Title: Chief Financial Officer
CALL COMPLLANCE.COM, INC.
By:

Name: M. Brookstein
Title: Chief Financial Officer
CALL CENTER TOOLS, INC. (formerly "AMS NETWORK INC.")
By:
Name: Barry M. Brookstein
Title: Chief Financial Officer

JASMIN COMMUNICATIONS, INC.

BY:/-L-(9

Name: arry M. Brookstein
Title: Chief Financial Officer

NY462030.3
208139100001
01/26/2006 ar

GUARANTORS
By
:

Name: Barry M. Brookstein

Title: Chief Financial Officei

NY462080.3

~ES CORP.

20818910001

flhI2f~I2Aflf ~r

5

~ES CORP.

     EMPLOYMENT AGREEMENT, dated as of December 1, 2001, between Call Compliance, Inc., a New York corporation ("Call Compliance"), with principal executive offices located at 90 Pratt Oval, Glen Cove, NY 11542, and Dean Garfinkel ("Employee"), an individual with an address at 255 Piping Rock Road, Old Brookville, NY 11545.

     Employee is willing to serve as Chairman of the Board and Secretary of the Company, Compliance Systems Corporation, a Delaware corporation, the parent of the Company ("Compliance Systems"), and each of the other current and future wholly-owned subsidiaries of Compliance Systems (hereinafter collectively, the "Affiliates") and the Company and each of the Affiliates desire to retain the Employee in such capacity on the terms and conditions herein set forth.

     The term "Company" as used in this Agreement shall be deemed to refer to Call Compliance and the Affiliates on a consolidated basis, and shall include any and all present and future subsidiaries and afffliates thereof. For purposes of this Agreement, the term "Company's Board of Directors" shall refer to the Board of Directors of Call Compliance.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, Call Compliance and the Employee hereby agree as follows:

1.	EMPLOYMENT. a. Call Compliance agrees to employ Employee and Employee agrees to serve the Company during the period beginning with the date of this Agreement and ending December 1, 2006 (the "Employment Period" or "Term").

     b. Employee shall serve as Chairman of the Board and Secretary of Call Compliance and each Affiliate and shall serve in such other capacities and offices in the Company as the Board of Directors or senior management may reasonably request given Employee's skills and abilities.

2. DEVOTION OF TIME.

     During the Employment Period, Employee shall expend all of his working time for the Company, shall devote his best efforts, energy and skill to the services of the Company and the promotion of its interests, and shall not take part in activities detrimental to the best interests of the Company.

3. COMPENSATION.

     For all services rendered by the Employee in any capacity required hereunder during the Term, including, without limitation, services as an executive, officer, director, or member of any committee of the Company, the Executive shall be compensated as follows:

a. Base Salary. Call Compliance shall pay the Employee an initial salary of

EMPLOYMENT AGREEMENT

Two Hundred and Forty Thousand Dollars ($240,000) per annum ("Base Salary"). The Base Salary shall be reviewed from time to time and subject to such periodic increases as the Board of Directors shall deem appropriate in accordance with the Company's customary procedures and practices regarding the salaries of senior officers.

187756v1/1o497.o4ol

EMPLOYMENT AGREEMENT

Base Salary shall be payable in accordance with the customary payroll practices of the Company, but in no event less frequently than monthly.

     b. Bonus. The Employee shall be entitled to receive an annual bonus from the Company's Bonus Pool ("Bonus Pool") in an amount as shall be determined in the sole discretion of the Company's Board of Directors. The Bonus Pool shall be equal to a percentage of the Company's pre-tax profit after the service of any debt ("Pre-Tax Earnings") on a calendar year basis, starting with 25% of the first $io million in PreTax Earnings, and io% of any Pre-Tax Earnings in excess of $10 million.

     c. Additional Benefits. Except as modified by this Agreement, the Employee shall be entitled to participate in all compensation or employee benefit plans or programs, and to receive all benefits, perquisites and emoluments, for which any salaried employees of the Company are eligible under any plan or program now or hereafter established and maintained by the Company for senior officers, to the fullest extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions thereof, including group hospitalization, health, dental care, life or other insurance, tax-qualified pension, savings, thrift and profit-sharing plans, termination pay programs, sick-leave plans, travel or accident insurance, disability insurance, automobile allowance or automobile lease plans, and executive contingent compensation plans, including, without limitation, capital accumulation programs and stock purchase, restricted stock and stock option plans. Notwithstanding the foregoing, nothing in this Agreement shall preclude the amendment or termination of any such plan or program, provided that such amendment or termination is applicable generally to the senior officers of the Company.

     d. Perquisites. The Employee will be furnished, without cost to him/her, with perquisites consistent with those afforded other senior executives holding positions with the Company comparable to the position held by the Employee, including the following:

i. an allowance for the use of an automobile up to $i,ooo per month, plus maintenance, insurance and gasoline, at the discretion of the Board of Directors;

ii. reimbursement of out-of-pocket expenses incurred in the discharge of the Employee's duties pursuant to this Agreement at the request of the Company; and

iii. four (4) weeks paid vacation.

4. TERMINATION.

     Call Compliance may terminate this Agreement and all obligations hereunder (unless otherwise provided):

     a. Upon the death of Employee during the term hereof, except that the Employee's legal representatives, successors, assigns and heirs shall have those rights

187756v1/1o497.o4ol

EMPLOYMENT AGREEMENT

and interests as otherwise provided in this Agreement, including the right to receive accrued but unpaid bonus compensation, if any.

     b. Subject to the terms of Section 5 herein, upon written notice to the Employee, if Employee becomes totally disabled and as a result of such disability, has been prevented from and unable to perform all of his/her duties hereunder for a consecutive period of 120 days or for an aggregate 120 days in any 12 month period (hereinafter, a "Disability").

     c. Upon written notice to the Employee of the following events: (i) jf the Employee is convicted of a felony or any crime involving fraud or theft; or (ii) if the Employee is found by a governmental agency, a self-regulatory organization or convicted by a court of law or determined by the Board of Directors to have violated any statute, rule or regulation, or Company policy, regarding federal or state securities laws; or (iii) if the Employee has committed an intentional and material breach of any of the material terms of this Agreement and Employee has failed to cure such breach within thirty (30) days from the date written notification of such breach is given to Employee. In the event Employee's employment is terminated for any of the reasons above, Employee's employment shall be deemed to have been terminated for "Cause."

     d. In the event of termination of this Agreement other than for death, Disability, Cause, or Voluntary Termination (as hereinafter defined) Employee shall be entitled to receive from Call Compliance a payment equal to the greater of (i) an amount equal to twice the Base Salary or (ii) all compensation payable for the remainder of the term of the Agreement. Any amount payable hereunder shall be paid in six (6) equal installments over a period of six (6) months following the date of termination.

     e. In the event of termination of this Agreement for death, Cause or Employee unilaterally severs the employment relationship with the Company or this Agreement ("Voluntary Termination"), earned but unpaid Base Salary as of the date of termination shall be payable in full. No other payments of any nature whatsoever, including unearned Base Salary, shall be made, or benefits provided, by the Company under this Agreement.

     f. In the event of termination of this Agreement for any reason whatsoever (including Disability), the determination as to whether Employee shall be entitled to any Bonus Pool payment and the timing thereof, if applicable, shall be in the sole discretion of the Board of Directors.

5. DISABILITY DURING TERM.

     In the event of a termination upon Disability, Employee shall continue to receive his/her Base Salary as provided under Section 3 of this Agreement for a period of 12 additional months. However, the aforesaid obligation shall not extend beyond the term of this Agreement. The obligation to make aforesaid payments shall be modified and reduced and Call Compliance shall receive a credit for all disability insurance payments provided by the Company, which Employee may receive or to which he/she may become entitled.

187756v1/1o497.o4ol

EMPLOYMENT AGREEMENT

18~56v1/1o497.o4o1

EMPLOYMENT AGREEMENT

     a. Confidential Information. The Employee recognizes and acknowledges that all information pertaining to the affairs, business, clients, customers, vendors, technology, plans or prospects of the Company (being hereinafter referred to as the "Business"), as such information may exist from time to times, other than information that the Company has previously made publicly available, is confidential information and is a unique and valuable asset of the Business, access to and knowledge of which are essential to the performance of the Employee's duties under this Agreement. The Employee shall not while employed by the Company through the end of the Employment Period or earlier termination of this Agreement and for a one year period thereafter, as the case may be, except to the extent reasonably necessary in the performance of his/her duties under this Agreement, divulge to any person, firm, association, corporation, or governmental agency, any information concerning the affairs, business, clients, customers, vendors, plans or prospects of the Business (except such information as is required by law to be divulged to a government agency or pursuant to lawful process) or make use of any such information for his/her own purposes or for the benefit of any person, firm, association or corporation (except the Business) and shall use his/her reasonable best efforts to prevent the disclosure of any such information by others. All records, memoranda, letters, books, papers, reports, accounting, experience or other data, and other records and documents relating to the Business, whether made by the Employee or otherwise coming into his/her possession, are confidential information and are, shall be and shall remain the property of the Business. No copies thereof shall be made which are not retained by the Business, and the Employee agrees, on termination of his/her employment or on demand of the Company, to deliver the same to the Company.

     b. Patents. Any methods, developments, inventions and/or improvements, whether patentable or unpatentable, which Employee may conceive or make along the lines of the Business while in its employ, shall be and remain the property of the Company. Employee further agrees on request to execute patent applications based on such methods, developments, inventions and/or improvements, including any other instruments deemed necessary by the Company for the prosecution of such patent application of the acquisition of Letters Patent of this and any foreign country.

     c. Non-Compete~ Non-Solicitation. Employee shall have access to and shall be directly or indirectly responsible for the Company's customer lists, pricing, policies, projections, product development, trade secrets and other privileged and confidential information essential to the Company's business. For a period of one year following the expiration of the Term or earlier termination of this Agreement, the Employee shall not without express prior written approval of the Company's Board, directly or indirectly (i) own or hold any proprietary interest in, or be employed by or receive remuneration from, any corporation, partnership, sole proprietorship or other entity engaged in competition with the Company or any of its affiliates (a "Competitor"), or (ii) solicit for the account of any Competitor, any vendor, customer or client of the Company or its affiliates any entity or individual that was a customer or client of the Company during the 12-month period immediately preceding the Employee's termination of

1&7756V1/10497.0401

6.OThER DUTIES OF EXECUTIVE DURING AND AFTER TERM.

employment. The Employee also agrees not to act on behalf of any Competitor to interfere with the relationship between the Company or its affiliates and their employees.

     For purposes of the preceding paragraph, (i) the term "proprietary interest" means legal or equitable ownership, whether through stockholding or otherwise, of an equity interest in a business, firm or entity other than ownership of less than 5 percent of any class of equity interest in a publicly held business, firm or entity and (ii) an entity shall be considered to be "engaged in competition" if such entity is, or is a holding company for, an entity engaged in the business of developing, marketing, licensing and/or selling technology and/or products capable of screening and blocking outbound calls against state, in-house and third-party "do not call" lists.

     d. Remedies. The Company's obligation to make payments or provide for any benefits under this Agreement (except to the extent vested) shall cease upon a violation of the preceding provisions of this Section 6. The Employee's agreement as set forth in this Section 6 shall survive the Employee's termination of employment with the Company. Employee acknowledges and agrees that, in the event she violates any of the restrictions of this Section 6 the Company will be without adequate remedy at law and will therefore be entitled to enforce such restrictions by temporary or permanent injunctive or mandatory relief obtained in an action or proceeding instituted in the courts of the State of New York or any other court of competent jurisdiction without the necessity of proving damages and without prejudice to any other remedies which it may have at law or in equity, and Employee hereby consents to the jurisdiction of such court for such purpose, provided that reasonable notice of any proceeding is given, it being understood that such injunction shall be in addition to any remedy which the Company may have or law or otherwise.

7. WITHHOLDING TAXES.

     The Company may directly or indirectly withhold from any payments made under this Agreement all Federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

8. CONSOLIDATION, MERGER. OR SALE OF ASSETS.

     Nothing in this Agreement shall preclude the Company from consolidation or merging into or with, or transferring all or substantially all their or its assets, to, another corporation which assumes this Agreement and all obligations and undertakings of the Company hereunder. Upon such a consolidation, merger or transfer of assets assumption, the term "Call Compliance" or the "Company" as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

9. NOTICES.

     All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, by same day or overnight mail as follows:

6.OThER DUTIES OF EXECUTIVE DURING AND AFTER TERM.

To the Company: Call Compliance, Inc.

187756v1/1o497.o 4ol

6.OThER DUTIES OF EXECUTIVE DURING AND AFTER TERM.

90 Pratt Oval
Glen Cove, NY 11524
To the Employee:	Mr. Dean Garfinkel
255 Piping Rock Road,
Old Brookville, NY 11545

or such other address as either party shall have previously specified in writing to the other.

10. RIGHTS TO PAYMENTS.

     Employee shall not under any circumstances have any option or right to require payments hereunder otherwise than in accordance with the terms of this Agreement. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect; provided, however, that nothing in this Section 10 shall preclude the assumption of such rights by executors, administrators or other legal representatives of the Employee or his/her estate and their assigning any rights hereunder to the person or persons entitled thereto.

11. SOURCE OF PAYMENT.

     All payments provided for under this Agreement shall be paid in cash from the general funds of Call Compliance. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if Call Compliance shall make any investments to aid it in meeting its obligations hereunder, the Employee shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and the Employee or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right, without prejudice to rights which employees may have, shall be no greater than the right of an unsecured creditor of the Company.

12. BINDING AGREEMENT.

     Expect as otherwise expressly provided herein, this Agreement shall be binding upon, and shall inure to the benefit of, the Company, its successors and assigns. This Agreement, as it relates to the Employee, is a personal contract and the rights and interest of the Employee hereunder may not be sold, transferred, assigned, pledged or hypothecated except as expressly provided herein.

6.OThER DUTIES OF EXECUTIVE DURING AND AFTER TERM.

The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of New York.

14. COUNTERPART.

     This Agreement may be signed in counterpart with the same effect as if all parties hereto have signed one and the same instrument.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by Its duly authorized officer and the Executive has signed this Agreement, all as of the first date above written.

Barry . Brookstein Chief Financial Officer
)~L9~EE: ~ ,~ac~inkel

187756v1/1o497.o4ol

13.GOVERNING LAW.

hereunder: The following entity agrees to guarantee the obligations of Call Compliance

187756v1/1o497.o4ol

GUARANTOR

nc., a New York corporation ("Call Compliance"), with pr Pratt Oval, Glen Cove, NY 11542, and Barry M. Brook h an address at 14 Seacrest Drive. Huntington. NY

1174~.

~-,
The term "Corn Liance and the Al

187756v1/1o497.o4ol

GUARANTOR

Directors shall deem appropriate in accordance with the Company's customary procedures and practices regarding the salaries of senior officers. Base Salary shall be payable in accordance with the customary payroll practices of the Company, but in no event less frequently than monthly.

     b. Bonus. The Employee shall be entitled to receive an annual bonus from the Company's Bonus Pool ("Bonus Pool") in an amount as shall be determined in the sole discretion of the Company's Board of Directors. The Bonus Pool shall be equal to a percentage of the Company's pre-tax profit after the service of any debt ("Pre-Tax Earnings") on a calendar year basis, starting with 25% of the first $io million in PreTax Earnings, and 10% of any Pre-Tax Earnings in excess of $10 million.

     c. Additional Benefits. Except as modified by this Agreement, the Employee shall be entitled to participate in all compensation or employee benefit plans or programs, and to receive all benefits, perquisites and emoluments, for which any salaried employees of the Company are eligible under any plan or program now or hereafter established and maintained by the Company for senior officers, to the fullest extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions thereof, including group hospitalization, health, dental care, life or other insurance, tax-qualified pension, savings, thrift and profit-sharing plans, termination pay programs, sick-leave plans, travel or accident insurance, disability insurance, automobile allowance or automobile lease plans, and executive contingent compensation plans, including, without limitation, capital accumulation programs and stock purchase, restricted stock and stock option plans. Notwithstanding the foregoing, nothing in this Agreement shall preclude the amendment or termination of any such plan or program, provided that such amendment or termination is applicable generally to the senior officers of the Company.

     d. Perquisites. The Employee will be furnished, without cost to him/her, with perquisites consistent with those afforded other senior executives holding positions with the Company comparable to the position held by the Employee, including the following:

i. an allowance for the use of an automobile up to $i,ooo per month, plus maintenance, insurance and gasoline, at the discretion of the Board of Directors;

ii. reimbursement of out-of-pocket expenses incurred in the discharge of the Employee's duties pursuant to this Agreement at the request of the Company; and

iii. four (4) weeks paid vacation.

4. TERMINATION.

Call Compliance may terminate this Agreement and all obligations hereunder (unless otherwise provided):

18~v.~6v1/1o4q7.o4o]

GUARANTOR
187756v1/1o497.o 4ol

GUARANTOR

     a. Upon the death of Employee during the term hereof, except that the Employee's legal representatives, successors, assigns and heirs shall have those rights and interests as otherwise provided in this Agreement, including the right to receive accrued but unpaid bonus compensation, if any.

     b. Subject to the terms of Section 5 herein, upon written notice to the Employee, if Employee becomes totally disabled and as a result of such disability, has been prevented from and unable to perform all of his/her duties hereunder for a consecutive period of 120 days or for an aggregate 120 days in any 12 month period (hereinafter, a "Disability").

     c. Upon written notice to the Employee of the following events: (i) if the Employee is convicted of a felony or any crime involving fraud or theft; or (ii) if the Employee is found by a governmental agency, a self-regulatory organization or convicted by a court of law or determined by the Board of Directors to have violated any statute, rule or regulation, or Company policy, regarding federal or state securities laws; or (iii) if the Employee has committed an intentional and material breach of any of the material terms of this Agreement and Employee has failed to cure such breach within thirty (30) days from the date written notification of such breach is given to Employee. In the event Employee's employment is terminated for any of the reasons above, Employee's employment shall be deemed to have been terminated for "Cause."

     d. In the event of termination of this Agreement other than for death, Disability, Cause, or Voluntary Termination (as hereinafter defined) Employee shall be entitled to receive from Call Compliance a payment equal to the greater of (i) an amount equal to twice the Base Salary or (ii) all compensation payable for the remainder of the term of the Agreement. Any amount payable hereunder shall be paid in six (6) equal installments over a period of six (6) months following the date of termination.

     e. In the event of termination of this Agreement for death, Cause or Employee unilaterally severs the employment relationship with the Company or this Agreement ("Voluntary Termination"), earned but unpaid Base Salary as of the date of termination shall be payable in full. No other payments of any nature whatsoever, including unearned Base Salary, shall be made, or benefits provided, by the Company under this Agreement.

     f. In the event of termination of this Agreement for any reason whatsoever (including Disability), the determination as to whether Employee shall be entitled to any Bonus Pool payment and the timing thereof, if applicable, shall be in the sole discretion of the Board of Directors.

5. DISABILITY DURING TERM.

     In the event of a termination upon Disability, Employee shall continue to receive his/her Base Salary as provided under Section 3 of this Agreement for a period of 12 additional months. However, the aforesaid obligation shall not extend beyond the term of this Agreement. The obligation to make aforesaid payments shall be modified and reduced and Call Compliance

GUARANTOR shall receive a credit for all disability insurance payments provided by the

187756v1/1o497.o 4ol

GUARANTOR
6.	OTHER DUTIES OF EXECUTWE DURING AND AFTER TERM. a. Confidential Information. The Employee recognizes and acknowledges that all information pertaining to the affairs, business, clients, customers, vendors, technology, plans or prospects of the Company (being hereinafter referred to as the "Business"), as such information may exist from time to times, other than information that the Company has previously made publicly available, is confidential information and is a unique and valuable asset of the Business, access to and knowledge of which are essential to the performance of the Employee's duties under this Agreement. The Employee shall not while employed by the Company through the end of the Employment Period or earlier termination of this Agreement and for a one year period thereafter, as the case may be, except to the extent reasonably necessary in the performance of his/her duties under this Agreement, divulge to any person, firm, association, corporation, or governmental agency, any information concerning the affairs, business, clients, customers, vendors, plans or prospects of the Business (except such information as is required by law to be divulged to a government agency or pursuant to lawful process) or make use of any such information for his/her own purposes or for the benefit of any person, firm, association or corporation (except the Business) and shall use his/her reasonable best efforts to prevent the disclosure of any such information by others. All records, memoranda, letters, books, papers, reports, accounting, experience or other data, and other records and documents relating to the Business, whether made by the Employee or otherwise coming into his/her possession, are confidential information and are, shall be and shall remain the property of the Business. No copies thereof shall be made which are not retained by the Business, and the Employee agrees, on termination of his/her employment or on demand of the Company, to deliver the same to the Company.

     b. Patents. Any methods, developments, inventions and/or improvements, whether patentable or unpatentable, which Employee may conceive or make along the lines of the Business while in its employ, shall be and remain the property of the Company. Employee further agrees on request to execute patent applications based on such methods, developments, inventions and/or improvements, including any other instruments deemed necessary by the Company for the prosecution of such patent application of the acquisition of Letters Patent of this and any foreign country.

     c. Non-Compete. Non-Solicitation. Employee shall have access to and shall be directly or indirectly responsible for the Company's customer lists, pricing, policies, projections, product development, trade secrets and other privileged and confidential information essential to the Company's business. For a period of one year following the expiration of the Term or earlier termination of this Agreement, the Employee shall not without express prior written approval of the Company's Board, directly or indirectly (i)own or hold any proprietary interest in, or be employed by or receive remuneration from, any corporation, partnership, sole proprietorship or other entity engaged in competition with the Company or any of its affiliates (a "Competitor"), or (ii) solicit for the account of any Competitor, any vendor, customer or client of the Company or its affiliates any entity or individual that was a customer or client of the Company during

187756v1/1o497.0

Company, which Employee may receive or to which he/she may become entitled.

Company, which Employee may receive or to which he/she may become entitled.

the 12-month period immediately preceding the Employee's termination of employment. The Employee also agrees not to act on behalf of any Competitor to interfere with the relationship between the Company or its affiliates and their employees.

     For purposes of the preceding paragraph, (i) the term "proprietary interest" means legal or equitable ownership, whether through stockholding or otherwise, of an equity interest in a business, firm or entity other than ownership of less than 5 percent of any class of equity interest in a publicly held business, firm or entity and (ii) an entity shall be considered to be "engaged in competition" if such entity is, or is a holding company for, an entity engaged in the business of developing, marketing, licensing and/or selling technology and/or products capable of screening and blocking outbound calls against state, in-house and third-party "do not call" lists.

     d. Remedies. The Company's obligation to make payments or provide for any benefits under this Agreement (except to the extent vested) shall cease upon a violation of the preceding provisions of this Section 6. The Employee's agreement as set forth in this Section 6 shall survive the Employee's termination of employment with the Company. Employee acknowledges and agrees that, in the event she violates any of the restrictions of this Section 6 the Company will be without adequate remedy at law and will therefore be entitled to enforce such restrictions by temporary or permanent injunctive or mandatory relief obtained in an action or proceeding instituted in the courts of the State of New York or any other court of competent jurisdiction without the necessity of proving damages and without prejudice to any other remedies which it may have at law or in equity, and Employee hereby consents to the jurisdiction of such court for such purpose, provided that reasonable notice of any proceeding is given, it being understood that such injunction shall be in addition to any remedy which the Company may have or law or otherwise.

7. WITHHOLDING TAXES.

     The Company may directly or indirectly withhold from any payments made under this Agreement all Federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

8. CONSOUDATION~ MERGERS OR SALE OF ASSETS.

     Nothing in this Agreement shall preclude the Company from consolidation or merging into or with, or transferring all or substantially all their or its assets, to, another corporation which assumes this Agreement and all obligations and undertakings of the Company hereunder. Upon such a consolidation, merger or transfer of assets assumption, the term "Call Compliance" or the "Company" as used herein shall mean such other corporation and this Agreement shall continue in full force and effect.

9. NOTICES.

     All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if delivered or mailed,

Company, which Employee may receive or to which he/she may become entitled. postage prepaid, by same day or overnight mail as follows:

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Company, which Employee may receive or to which he/she may become entitled.

To the Company:	Call Compliance, Inc.
90 Pratt Oval
Glen Cove, NY 11524
To the Employee:	Mr. Barry M. Brookstein
14 Seacrest Drive,
Huntington, NY 11743

or such other address as either party shall have previously specified in writing to the other.

10. RIGHTS TO PAYMENTS.

     Employee shall not under any circumstances have any option or right to require payments hereunder otherwise than in accordance with the terms of this Agreement. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect; provided, however, that nothing in this Section 10 shall preclude the assumption of such rights by executors, administrators or other legal representatives of the Employee or his/her estate and their assigning any rights hereunder to the person or persons entitled thereto.

11. SOURCE OF PAYMENT.

     All payments provided for under this Agreement shall be paid in cash from the general funds of Call Compliance. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if Call Compliance shall make any investments to aid it in meeting its obligations hereunder, the Employee shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and the Employee or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right, without prejudice to rights which employees may have, shall be no greater than the right of an unsecured creditor of the Company.

12. BINDING AGREEMENT.

     Expect as otherwise expressly provided herein, this Agreement shall be binding upon, and shall inure to the benefit of, the Company, its successors and assigns. This Agreement, as it relates to the Employee, is a personal contract and the rights and interest of the Employee hereunder may not be sold, transferred, assigned, pledged or hypothecated except as expressly provided herein.

Company, which Employee may receive or to which he/she may become entitled.

The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of New York.

14. COUNTERPART.

This Agreement may be signed in counterpart with the same effect as if all parties hereto have signed one and the same instrument.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by Its duly authorized officer and the Executive has signed this Agreement, all as of the first date above written.

___ O PLIANCE, INC.
D n arfinkel
ec tary
Bar
. Brookstein

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13.GOVERNING LAW.
hereunder	The following entity agrees to guarantee the obligations of Call Compliance
:

INC.
1ö775bV1f 10497.0401

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